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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 22, 2003


                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





            DELAWARE                          001-31314                          31-1443880
(State or other jurisdiction of        (Commission File Number)       (IRS Employer Identification No.)
         incorporation)
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               1372 BROADWAY, 8TH FLOOR, NEW YORK, NEW YORK 10018
          (Address of Principal Executive Offices, including Zip Code)




                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            Exhibit No.           Description

              99.1               Press Release dated May 22, 2003

ITEM 9. REGULATION FD DISCLOSURE.

        On May 22, 2003, Aeropostale, Inc. (the "Company") issued a press release announcing the Company's fiscal 2003 first quarter earnings.
        A copy of this press release is attached hereto as Exhibit 99.1.